                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                October 23, 2000
                Date of Report (Date of Earliest Event Reported)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
  (as Depositor under the Pooling and Servicing Agreement, dated March 1, 2000, providing for the Issuance of the Sequoia Mortgage Trust 4, Mortgage Loan
                           Asset Backed Certificates)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                  Delaware                                  333-81429                         13-5674085
                  --------                                  ---------                         ----------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)   (I.R.S. Employer Identification No.)

        250 Vesey Street, World Financial Center, North Tower, 10th Floor
                             New York, NY 10281-1310
                    (Address of Principal Executive Offices)

                                 (212) 449-0336
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS

        On March 1, 2000, Merrill Lynch Mortgage Investors, Inc. ("Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor; Sequoia Mortgage Funding Corporation, as mortgage loan seller ("Sequoia"); Merrill Lynch Credit Corporation, as master servicer (the "Master Servicer"); and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), providing for the issuance of the Sequoia Mortgage Trust 4, Mortgage Loan Asset Backed Certificates (the "Certificates")

        The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c). Exhibits

        10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, October 23, 2000.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   November 13, 2000


                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By:   /s/ Michael M. McGovern
                                             ---------------------------------
                                             Michael M. McGovern
                                             Secretary

                                  EXHIBIT INDEX


Exhibit Number                                                                     Page Number
--------------                                                                     -----------
10.1  Monthly Payment Date Statement relating to the
      distribution to Certificateholders, October 23, 2000..............................5